                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)          20-Feb-98

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of May 31, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities, (Series 1997-2)

                             TMS Auto Holdings, Inc.
================================================================================
             (Exact name of regristrant as specified in its charter)

            Delaware
            New Jersey             333-14075-02         91-184-4668
            ----------             ------------         -----------

            State or other         (Commission          (IRS Employer
            jurisdiction of        File Number)         ID Number)
            incorporation)

            2840  Morris  Avenue,     Union,  New  Jersey       07083
            ---------------------------------------------------------
            (Address of principal executive officer)

            Registrant's Telephone Number,
            including area code:                         908-686-2000
                                                         ------------

                                       n/a
            --------------------------------------------------------------------
            (Former name or former address, if changed since last report)

            Item 5 Other Events

Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of: 20-Feb-98

            Item 7 Financial Statements and Exhibits

            The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE MONEY STORE AUTO TRUST
                                        ASSET BACKED SECURITIES, 1997-2


                                        By /S/ James K. Ransom
                                        ----------------------------
                                          James K. Ransom
                                          Vice President

Dated: 02/28/98

                        THE MONEY STORE AUTO TRUST 1997-2
                         6.64% Asset Backed Certificates
                           Certificateholder Statement

IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997 - 2 FOR THE FEBRUARY 11, 1998 DETERMINATION DATE

       DISTRIBUTION DATE     02/20/98     MONTHLY PERIOD     Jan-98

A. Information Regarding the Current Monthly Distribution :

      I.    CERTIFICATES

            (a)   The aggregate amount of the distribution to
                  Certificateholders                                 24,900.00

            (b)   The amount of the distribution set forth in
                  A. 1. (a) above in respect of interest on the
                  Certificates                                       24,900.00

            (c)   The amount of the distribution set forth in
                  A. 1. (a) above in respect of principal on
                  the Certificates                                        0.00

            (d)   The amount of the distribution in A.1. (a)
                  payable pursuant to a claim on the
                  Certificate Policy                                      0.00

            (e)   The remaining outstanding balance available
                  to be drawn under the Certificate Policy           24,900.00

            (f)   The amount of the distribution set forth in
                  paragraph A.1. (a) above per $1,000 interest
                  in the Certificates                                5.5333333

            (g)   The amount of the distribution set forth in
                  paragraph A.1. (b) above per $1,000 interest
                  in the Certificates                                5.5333333

            (h)   The amount of the distribution set forth in
                  paragraph A.1. (c) above per $1,000 interest
                  in the Certificates                                0.0000000

            (i)   The amount of the distribution set forth in
                  paragraph A.1. (d) above per $1,000 interest
                  in the Certificates                                0.0000000

B. Information Regarding the Performance of the Trust :

      I.    POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

            (a)   The Pool Balance as of the close of business
                  on the last day of the Monthly Period         174,432,047.12

            (b)   The Certificate Principal Balance after
                  giving effect to payments allocated to
                  principal as set forth in Paragraph A.1. (c)    4,500,000.00


            (c)   The Certificate Factor after giving affect to
                  the payments set forth in paragraph A.1. (c)       1.0000000

            (d)   The amount of aggregate Realized Losses for
                  the second preceding Month Period               5,790,824.08

            (e)   The aggregate Purchase Amount for all
                  Receivables that were repurchased in the
                  Monthly Period                                          0.00

      2.    SERVICING FEE

            (a)   The aggregate amount of the Servicing Fee
                  paid to the Servicer with respect to the
                  preceding Monthly Period                               (0.00)

      3.    PAYMENT SHORTFALLS

            (a)   The amount of the Certificateholders'
                  Interest Carryover Shortfall after giving
                  effect to the payments set forth in Paragraph
                  A. 1. (b) above                                         0.00

            (b)   The amount of the Certificateholder's
                  Interest Carryover Shortfall set forth in
                  paragraph B.3. (a) above per $1,000 interest
                  with respect to the Certificate:                   0.0000000

            (c)   The amount of the Certificateholders'
                  Principal Carryover Shortfall after giving
                  effect to the payments set forth in Paragraph
                  A.1. (b) above                                          0.00

            (d)   The amount of the Certificateholders'
                  Principal Carryover Shortfall set forth in
                  paragraph B.3. (a) above per $1,000 interest
                  with respect to the Certificate:                        0.00

      4.    TRANSFER OF SUBSEQUENT RECEIVABLES

            (a)   Aggregate amount on deposit in the Prefunding
                  Account on such Distribution Date after
                  giving effect to all withdrawals therefrom on
                  such Distribution Date                                  0.00

            (b)   Aggregate amount on deposit in the
                  Capitalized Interest Account on such
                  Distribution Date after giving effect to all
                  withdrawals therefrom on such Distribution Date         0.00

            (c)   Aggregate amount on deposit in the
                  Pre-Funding Account on the final Subsequent
                  Transfer Date after giving effect to all
                  withdrawals therefrom on such Distribution Date         0.00

            (d)   The amount set forth in paragraph B.4. (a)
                  per $1,000 interest in the Certificates:           0.0000000

            (e)   The amount set forth in paragraph B.4. (b) to
                  be distributed to Certificateholders per
                  $1,000 interest in the Certificates:               0.0000000

            (f)   The amount set forth in paragraph B.4. (c) to
                  be distributed to Certificateholders per
                  $1,000 interest in the Certificates:               0.0000000

      5.    (a)   The aggregate amount of collections by the
                  Servicer during the preceding Monthly Period    7,890,726.65

            (b)   The aggregate amount which was received by
                  the Trust from the Servicer during the
                  preceding Monthly Period                        7,890,726.65

            (c)   The aggregate amount of reimbursements to the
                  Security Insurer during the preceding Monthly
                  Period                                                  0.00

            (d)   The amount of Receivables that are delinquent
                  for over:
                  30 days                                        18,563,391.49
                  60 days                                         6,537,296.81
                  90 days                                         2,537,872.54

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated May 31, 1997 pertaining to Series 1997 - 2 in preparing the accompanying Certificateholder Statement.

            THE MONEY STORE AUTO FINANCE INC.


            BY: \s\ Harry Puglisi

                HARRY PUGLISI
                  TREASURER

                        THE MONEY STORE AUTO TRUST 1997-2
                 Class A-1 6.17% Money Store Asset Backed Notes
                       Class A-2 6.495% Asset Backed Notes

                                                                Revised 02/17/98

INACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997 - 2 FOR THE FEBRUARY 11, 1998 DETERMINATION DATE

      DISTRIBUTION DATE     02/20/98     MONTHLY PERIOD     Jan-98

A. Information Regarding the Current Monthly Distribution :

      I.    NOTES

            (a)   The aggregate amount of the distribution with
                  respect to:
                        Class A-1 Notes                           7,861,872.77
                        Class A-2 Notes                             327,456.25

            (b)   The amount of the distribution set forth in
                  paragraph A. 1. (a) above in respect of
                  interest on:
                        Class A-1 Notes                             611,686.61
                        Class A-2 Notes                             327,456.25

            (c)   The amount of the distribution set forth in
                  paragraph A. 1. (a) above in respect of
                  principal of:
                        Class A-1 Notes                           7,250,186.16
                        Class A-2 Notes                                   0.00

            (d)   The amount of the distribution in A. 1. (a)
                  payable pursuant to a claim on the Note
                  Policy with respect to:
                        Class A-1 Notes                                   0.00
                        Class A-2 Notes                                   0.00

            (e)   The remaining outstanding balance available
                  to be drawn under the Note Policy               8,189,329.02

            (f)   The amount of the distribution set forth in
                  paragraph A. 1. (a) above per $1,000 interest
                  in:
                        Class A-1 Notes                             49.1367048
                        Class A-2 Notes                              5.4125000

            (g)   The amount of the distribution set forth in
                  paragraph A. 1. (b) above per $1,000 interest
                  in:
                        Class A-1 Notes                              3.8230413
                        Class A-2 Notes                              5.4125000

            (h)   The amount of the distribution set forth in
                  paragraph A. 1. (c) above per $1,000 interest
                  in:
                        Class A-1 Notes                             45.3136635
                        Class A-2 Notes                              0.0000000

            (i)   The amount of the distribution set forth in
                  paragraph A. 1. (d) above per $1,000 interest
                  in:
                        Class A-1 Notes                              0.0000000
                        Class A-2 Notes                              0.0000000

            (j)   Prior to the Parity Date, from the Available
                  Funds, to the Note Distribution Account the
                  amount of the distribution set forth in
                  paragraph A. 1. (a) above in respect of
                  principal of:
                        Class A-1 Notes                             287,908.49
                        Class A-2 Notes                                   0.00

            (k)   The amount of the distribution set forth in
                  paragraph A. 1. (j) above per $1,000 interest
                  in:
                        Class A-1 Notes                              1.7994281
                        Class A-2 Notes                              0.0000000

            (j) Prior to the Parity Date, from the Available Revised 02/17/98 Funds, to the Note Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:

                        Class A-1 Notes                                   0.00
                        Class A-2 Notes                                   0.00

            (k)   The amount of the distribution set forth in
                  paragraph A. 1. (j) above per $1,000 interest
                  in:
                        Class A-1 Notes                              0.0000000
                        Class A-2 Notes                              0.0000000

B. Information Regarding the Performance of the Trust :

      1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

            (a)   The Pool Balance at the close of business on
                  the last day of the Monthly Period            174,432,047.12

            (b)   The aggregate outstanding principal amount of
                  each Class of Notes after giving effect to
                  payments allocated to principal as set forth
                  in Paragraph A.1 (c) and (j) above with
                  respect to:
                        Class A-1 Notes                         111,716,415.07
                        Class A-2 Notes                          60,500,000.00

            (c)   The Note Pool Factor for each Class of Notes
                  after giving effect to the payments set forth
                  in paragraph A.1 (c) with respect to:
                        Class A-1 Notes                              0.6982276
                        Class A-2 Notes                              1.0000000

            (d)   The amount of aggregate Realized Losses for
                  the second preceding Monthly Period             5,790,824.08

            (e)   The aggregate Purchase Amount for all
                  Receivables that were repurchased in the
                  Monthly Period                                          0.00

      2.    SERVICING FEE

            (a)   The aggregate amount of the Servicing Fee
                  paid to the Servicer with respect to the
                  preceding Monthly Period                               (0.00)

      3.    PAYMENT SHORTFALLS

            (a)   The amount of the Noteholders' Interest
                  Carryover Shortfall after giving effect to
                  the payments set forth in paragraph A. 1. (b)
                  above with respect to:
                        Class A-1 Notes                                   0.00
                        Class A-2 Notes                                   0.00

            (b)   The amount of the Noteholders' Interest
                  Carryover Shortfall set forth in paragraph
                  B.3. (a) above per $1,000 interest with
                  respect to:
                        Class A-1 Notes                              0.0000000
                        Class A-2 Notes                              0.0000000

            (c)   The amount of the Noteholders' Principal
                  Carryover Shortfall after giving effect to
                  the payments set forth in Paragraph A. 1. (b)
                  above with respect to:
                        Class A-1 Notes                                   0.00
                        Class A-2 Notes                                   0.00

            (d)   The amount of the Noteholders' Principal
                  Carryover Shortfall set forth in Paragraph
                  B.3. (a) above per $1,000 interest with
                  respect to:
                        Class A-1 Notes                              0.0000000
                        Class A-2 Notes                              0.0000000

      4.    Transfer of Subsequent Receivables

            (a)   Aggregate amount on deposit in the
                  Pre-Funding Account on such Distribution Date
                  after giving effect to all withdrawals
                  therefrom on such Distribution Date                     0.00

            (b)   Aggregate amount on deposit in the
                  Capitalized Interest Account on such
                  Distribution Date after giving effect to all
                  withdrawals therefrom on such Distribution Date         0.00

            (c)   Aggregate amount on deposit in the
                  Pre-Funding Account on the final Subsequent
                  Transfer Date after giving effect to all
                  withdrawals therefrom on such Distribution Date         0.00

            (d)   the amount set forth in paragraph B.4 (a) per
                  $1,000 interest in:
                        Class A-1 Notes                              0.0000000
                        Class A-2 Notes                              0.0000000

            (e)   the amount set forth in paragraph B.4 (b) to
                  be distributed to Noteholders per $1,000
                  interest in:
                        Class A-1 Notes                              0.0000000
                        Class A-2 Notes                              0.0000000

            (f)   the amount set forth in paragraph B.4 (c) to
                  be distributed to Noteholders per $1,000
                  interest in:
                        Class A-1 Notes                              0.0000000
                        Class A-2 Notes                              0.0000000

            (g)   The Amount withdrawn from the Pre-Fund
                  Account and transferred to the Collection
                  Account (included in paragraph A.1 (c)):
                        Class A-1 Notes                                   0.00

            (h)   the amount set forth in paragraph B.4 (g) to
                  be distributed to Noteholders per $1,000
                  interest in:
                        Class A-1 Notes                              0.0000000

      5.    (a)   The aggregate amount of collections by the
                  Servicer during the preceding Monthly Period    7,890,726.65

            (b)   The aggregate amount which was received by
                  the Trust from the Servicer during the
                  preceding Monthly Period                        7,890,726.65

            (c)   The aggregate amount of reimbursements to the
                  Security Insurer during the preceding Monthly
                  Period                                                  0.00

            (d)   The amount of Receivables that are delinquent
                  for over:
                        30 days                                  18,563,391.49
                        60 days                                   6,537,296.81
                        90 days                                   2,537,872.54

      6.    Other Information
            Weighted Average Coupon (WAC)                               19.380%

            Weighted Average Remaining Terms (WARM)                   45.82987

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated May 31, 1997 pertaining to Series 1997 - 2 in preparing the accompanying Noteholder Statement.

            THE MONEY STORE AUTO FINANCE INC.


            BY:  \s\ Harry Puglisi

                 HARRY PUGLISI
                   TREASURER